EXHIBIT 99.2
                                 ------------

                               The Confirmation


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Deutsche Bank
Aktiengesellschaft




Date:          November 15, 2006
To:            COUNTRYWIDE HOME LOANS, INC.
Attn:          Documentation Unit
Fax No:        818-225-4001
From:          DEUTSCHE BANK AG, NEW YORK BRANCH
Our Reference: Global No. N530435N

Swap Transaction Confirmation

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and Countrywide Home Loans, Inc.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of July 18, 1996, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement dated as of October 1, 2006, (the "PSA") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as Trustee. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.


N530435N
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1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

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
      General Terms
      -------------

            Trade Date:                         November 3, 2006

            Effective Date:                     November 15, 2006

            Termination Date:                   The earliest of (a) the Distribution Date on
                                                which the Class Certificate Balance of the
                                                Class A-1 Certificates has been reduced to
                                                zero, and (b) the Distribution Date in
                                                December 2046.

            Floating Rate Payer:                In respect of each Party A Floating Amount,
                                                Party A and in respect of each Party B
                                                Floating Amount, Party B.

            Notional Amount:                    In respect of each Calculation Period ending
                                                on a Period End Date, the aggregate Class
                                                Certificate Balance of the Class
                                                A-1 Certificates (CUSIP 23244G AD 4) on the
                                                Distribution Date immediately preceding such
                                                Period End Date after giving effect to
                                                distributions on such Distribution Date,
                                                provided that the Notional Amount with respect
                                                to the Calculation Period ending on the
                                                initial Period End Date will be USD
                                                275,102,000.00.

            Period End Date:                    The 25th of each month, commencing on November
                                                25 2006, subject to adjustment in accordance
                                                with the Following Business Day Convention.

            Floating Rate Day Count             Actual/360
            Fraction:

            Business Days:                      New York

      Party A Floating Amount
      -----------------------

            Floating Rate Option:               LIBOR (as defined in the PSA)

            Designated Maturity:                One Month

            Party A Payment Dates:              Early Payment shall be applicable.  For each
                                                Calculation Period, the Floating Rate Payer
                                                Payment Date shall be the first Business Day
                                                prior to the Period End Date.

            Spread:                             0.12% per annum in respect of each Calculation
                                                Period with a Payment Date falling in the
                                                period from, and including, the Effective Date
                                                to, and including, the Optional Termination
                                                Date, and 0.24% per annum in respect of each
                                                Calculation Period (if any) with a Payment
                                                Date falling in the period from, but
                                                excluding, the Optional Termination Date to,
                                                but


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                                                excluding, the Termination Date.

            Reset Dates:                        The first day of each Calculation Period.

            Compounding:                        Inapplicable

      Party B Floating Amount
      -----------------------

            Party B Payment Dates:              The 25th calendar day of each month from and
                                                including November 25, 2006 to and including
                                                the Termination Date, subject to adjustment in
                                                accordance with the Following Business Day
                                                Convention.

            Party B Floating Amounts:           In respect of each Calculation Period ending
                                                on a Payment Date, the sum of:

                                                (a) the product of (i) the Swap Fee Rate, (ii)
                                                the Notional Amount and (iii) the Floating Rate
                                                Day Count Fraction for such Calculation Period
                                                (the "Swap Fee");

                                                (b) the excess, if any, of (i) the product of
                                                (1) the Pass-Through Rate, (2) the Notional
                                                Amount and (3) the Floating Rate Day Count
                                                Fraction for such Calculation Period over (ii)
                                                any Net Deferred Interest allocated to the
                                                Class A-1 Certificates on the Distribution Date
                                                corresponding to such Payment Date;

                                                (c) the product of (i) LIBOR (as defined in
                                                then PSA) for such Distribution Date plus (A)
                                                in respect of a Distribution Date falling on or
                                                prior to the Optional Termination Date, 0.12%
                                                per annum or (B) in respect of a Distribution
                                                Date falling after the Optional Termination
                                                Date, 0.24% per annum, (ii) the Swap Principal
                                                Amount immediately prior to the Distribution
                                                Date corresponding to such Payment Date and
                                                (iii) the Floating Rate Day Count Fraction for
                                                such Calculation Period.;

                                                (d) the sum of (i) the amount of Principal
                                                Distribution Amount and Excess Cashflow that is
                                                required under the terms of the PSA to be
                                                deposited into the Swap Account with respect to
                                                the Swap Principal Amount on the Distribution
                                                Date corresponding to such Payment Date; and

                                                (e) the amount of Net Rate Carryover in respect
                                                of the Class A-1 Certificates that is required
                                                under the terms of the PSA to be deposited into
                                                the Swap Account on the Distribution Date
                                                corresponding to such Payment Date.

      Other Provisions
      ----------------


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            Swap Fee Rate:                      0.07% per annum in respect of each Calculation
                                                Period with a Payment Date falling in the
                                                period from, and including, the Effective Date
                                                to, and including, the Optional Termination
                                                Date, and 0.14% per annum in respect of each
                                                Calculation Period (if any) with a Payment
                                                Date falling in the period from, but
                                                excluding, the Optional Termination Date to,
                                                but excluding, the Termination Date.

            Pass-Through Rate:                  The Pass-Through Rate in respect of a
                                                Calculation Period Ending on a Period End Date
                                                corresponding to a Distribution Date on the
                                                Class A-1 Certificates, as determined under the
                                                PSA, is the lesser of:

                                                   (1) LIBOR (as defined in the PSA) for such
                                                       Distribution Date plus (A) in respect of
                                                       a Distribution Date falling on or prior
                                                       to the Optional Termination Date, 0.12%
                                                       per annum or (B) in respect of a
                                                       Distribution Date falling after the
                                                       Optional Termination Date, 0.24% per
                                                       annum, and

                                                   (2) The Net Rate Cap for the Class A-1
                                                       Certificates.

            Distribution Date:                  The 25th day of each month, or if such 25th day
                                                is not a Business Day (as defined in the PSA),
                                                the Business Day (as defined in the PSA)
                                                immediately following such 25th day.

            Definitions:                        The terms "Pass-Through Rate" and "Distribution
                                                Date" are defined herein for convenience only.
                                                In the event of any inconsistency in the
                                                definitions of these terms between this
                                                Confirmation and the PSA, the PSA shall
                                                prevail.

            Amendment to Section 2(c) of        Notwithstanding anything to the contrary in
            the Agreement:                      Section 2(c) of the Agreement, amounts that
                                                are payable with respect to Calculation Periods
                                                which end in the same calendar month (prior to
                                                any adjustment of period end dates) shall be
                                                netted, as provided in Section 2(c) of the
                                                Agreement, even if such amounts are not due on
                                                the same payment date. For avoidance of doubt,
                                                any payments pursuant to Section 6(e) of the
                                                Agreement in respect of this Transaction only
                                                shall not be subject to netting with any other
                                                payment obligations of the parties under the
                                                Agreement.

      Procedural Terms:
      -----------------

      Account Details:

            Payments to DBAG:                   Deutsche Bank Trust Company Americas, New York
                                                Acct# 01 473 969
                                                Swift Code: BKTRUS33
                                                Favour of:  Deutsche Bank AG, New York


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            Payments to Counterparty:           As per Party B's standard settlement
                                                instructions.

            Assignment:                         DBAG will not unreasonably withhold or delay
                                                its consent to an assignment of this
                                                Transaction to any other third party.

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This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

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

-----------------------------------------------------------------------------------------
For and on behalf of                               For and on behalf of
DEUTSCHE BANK AG, NEW YORK                         COUNTRYWIDE HOME LOANS, INC.
BRANCH
-----------------------------------------------------------------------------------------

        /s/ Cloris Eng                             /s/ Brad Coburn
------------------------------------------ ---------------------------------------------
Name:   Cloris Eng                         Name:   Brad Coburn
Title:  Assistant Vice-President           Title:  Managing Director and Assistant
Date:                                              Treasurer
                                           Date:

-----------------------------------------------------------------------------------------
        /s/ John Farrell
------------------------------------------
Name:   John Farrell
Title:  Vice-President
Date:   11/15/2006
-----------------------------------------------------------------------------------------

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